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                                                                      Exhibit 10

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                                SECOND AMENDMENT
             TO AMENDED AND RESTATED MULTICURRENCY REVOLVING CREDIT
                                   AGREEMENT
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         Second Amendment dated as of February 20, 1998 to Amended and Restated
Multicurrency Revolving Credit Agreement (the "Second Amendment"), by and among SENSORMATIC ELECTRONICS CORPORATION, a Delaware corporation (the "Parent"), BANKBOSTON, N.A. (formerly known as The First National Bank of Boston) and the other lending institutions listed on SCHEDULE 1 to the Credit Agreement (as hereinafter defined) (collectively, the "Banks"), amending certain provisions of the Amended and Restated Multicurrency Revolving Credit Agreement dated as of March 18, 1997 (as amended and in effect from time to time, the "Credit Agreement") by and among the Parent, the other Borrowing Subsidiaries (as such term is defined in the Credit Agreement) which may from time to time become parties thereto in accordance with the terms thereof (collectively with the Parent, the "Borrowers"), the Banks and BANKBOSTON, N.A. as agent for the Banks (in such capacity, the "Agent"), with NATIONSBANK, N.A. as syndication agent thereunder. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

         WHEREAS, the Borrowers and the Majority Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Second Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SS.1. AMENDMENT TO SS.1 OF THE CREDIT AGREEMENT. Section 1 of the Credit Agreement is hereby amended by deleting the definition of "Debt" in its entirety and restating it as follows:

                  DEBT. With respect to any Person at any date, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (d) all obligations of such Person as lessee under capital leases, (e) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance, (f) all Redeemable Preferred Stock of such Person (in the event such Person is a corporation), (g) all obligations of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (h) all Debt of others secured by a Lien on any asset of such Person, even though such Debt is not assumed by such Person, (i) all Debt of others Guaranteed by such Person, (j) amounts of any reserves for doubtful accounts recorded on the



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         books of such Person for leases, receivables and other accounts sold, factored or otherwise disposed of by such Person, (k) solely for purposes of ss.ss.10.1(d), 11.2 and 11.3 hereof, and without duplication for amounts set forth in subparagraph (j) of this definition, the aggregate principal amount of all advances against Trade Receivables sold or factored by such Person in excess of $75,000,000; (l) solely for purposes of ss.ss.10.1(d), 11.2 and 11.3 hereof, and without duplication for amounts set forth in subparagraph
         (j) of this definition, the recourse portion of all Term Receivables sold by such Person after January 1, 1997; (m) solely for purposes of ss.10.1(e) hereof and without duplication for amounts set forth in paragraph (j) of this definition, the recourse portion of all Term Receivables and Trade Receivables sold or factored by any Subsidiary after January 1, 1997; and (n) unfunded pension liabilities in connection with any Plan; PROVIDED, that in no event shall "Debt" include any Factored Receivables Obligations except as expressly provided in subparagraph (k), (l) and (m) of this definition.

         SS.2. CONDITIONS TO EFFECTIVENESS. This Second Amendment shall not become effective until the Agent receives a counterpart of this Second Amendment executed by the Borrowers and the Majority Banks.

         SS.3. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in ss.8 of the Credit Agreement (except to the extent that such representations and warranties relate expressly to an earlier date), PROVIDED, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, each of the Borrowers hereby represents and warrants that the execution and delivery by such Borrower of this Second Amendment and the performance by such Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of such Borrower and have been duly authorized by all necessary corporate action on the part of such Borrower, and further represents and warrants that the execution and deliver by such Borrower of this Second Amendment and the performance by such Borrower of the transactions contemplated hereby will not contravene, or constitute a default under, any material provision of applicable law or regulation or, to the best of the Borrower's knowledge, of any material agreement relating to Debt, or other material instrument relating to Debt, judgment, injunction, order or decree binding upon the Borrower.

         SS.4. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Second Amendment shall be read and construed as a single agreement. All references in the Credit Agreement, the Loan Documents or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

         SS.5. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrowers or any rights of the Agent or the Banks consequent thereon.





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         SS.6. COUNTERPARTS. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         SS.7. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).


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         IN WITNESS WHEREOF, the parties hereto have executed this Second
Amendment as a document under seal as of the date first above written.



                                            SENSORMATIC ELECTRONICS
                                             CORPORATION



                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:



                                            BANKBOSTON, N.A.



                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:



                                            SUN TRUST BANK, SOUTH FLORIDA, N.A.



                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:



                                            CITIBANK, N.A.



                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:



                                            THE FUJI BANK LIMITED,
                                              NEW YORK BRANCH



                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:

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                                            CIBC, INC.



                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:



                                            NATIONSBANK, N.A.



                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:



                                            UNION BANK OF SWITZERLAND,
                                              NEW YORK BRANCH



                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:



                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:



                                            LTCB TRUST COMPANY



                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:



                                            MITSUBISHI TRUST & BANKING
                                             CORPORATION (U.S.A.)



                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:

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                                            THE SUMITOMO BANK, LIMITED



                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:



                                            THE YASUDA TRUST AND BANKING
                                              COMPANY LIMITED, NEW YORK BRANCH



                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:



                                            THE INDUSTRIAL BANK OF JAPAN,
                                             LIMITED, ATLANTA AGENCY



                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:



                                            THE FIRST NATIONAL BANK OF CHICAGO



                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:



                                            ISTITUTO BANCARIO SAN PAOLO DI
                                             TORINO SPA



                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:



                                            By:
                                               ---------------------------------
                                            Name:
                                            Title: